                                                                   EXHIBIT 10.77

                 First Amendment, dated December 3, 1999 to the
                   Fourth Amended and Restated Loan Agreement
            by and among the Registrant, certain of its subsidiaries
                         and Comerica Bank - California

                        FIRST AMENDMENT TO FOURTH AMENDED
                           AND RESTATED LOAN AGREEMENT


        THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT ("Amendment") is made and entered into as of November __, 1999 by and among: (a) The Sports Club Company, Inc., a Delaware corporation; The Spectrum Club Company, Inc., a California corporation; Pontius Realty, Inc., a California corporation; The SportsMed Company, Inc., a California corporation; LA/Irvine Sports Clubs, Ltd., a California limited partnership; Talla New York, Inc., a New York corporation; SCC Sports Club, Inc., a Texas corporation; Canoga Agoura Spectrum Club, Inc., a California corporation; Irvine Sports Club, Inc., a California corporation; Green Valley Spectrum Club, Inc., a Nevada corporation; Sports Club, Inc. of California, a California corporation; Spectrum Liquidating Corp., a California corporation f/k/a Spectrum Club/Anaheim Hills, Inc.; TVE, Inc., a California corporation; Spectrum Club Anaheim, a California Corporation; SF Sports Club, Inc., a Delaware corporation; Washington D.C. Sports Club, Inc., a Delaware corporation; HFA Services, Inc., a California corporation; and NY Sports Club, Inc., a Delaware corporation (collectively, the "Borrowers"); (b) Comerica Bank-California ("Comerica"), as the Bank; and (c) Comerica Bank-California, as agent (in such capacity, the "Agent") for the banks (the "Banks") that are parties to the Loan Agreement (as defined below), and is made with reference to the following:

        A. Comerica, the Agent and the Borrowers have entered into that certain Fourth Amended and Restated Loan Agreement, dated as of April 1, 1999. (Such Loan Agreement, as so amended and as the same may hereafter be amended, modified, extended and/or restated, is hereinafter referred to as the "Loan Agreement".) Pursuant to the Loan Agreement, the Bank has made certain Loans to the Borrowers and has committed to make additional Loans in the future upon the satisfaction of certain conditions.

        B. The Borrowers, the Agent and the Bank wish to amend the Loan Agreement as more particularly set forth below.

        C. The Borrowers have also requested the consent of the Agent and the Bank set forth in Section 2 of this Amendment and the waiver set forth in
Section 7 of this Amendment.

        NOW, THEREFORE, in consideration of the premises and the agreements, conditions and covenants contained herein, the parties hereby agree as follows:

                                 Defined Terms.

                "Effective Date" shall mean the date on which each of the conditions precedent set forth in Section 6 of this Amendment is satisfied.

                All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. Consent of the Agent and the Bank to the Sale of Certain Assets. Effective as of the Effective Date, the Agent and the Bank hereby consent to the sale by the Borrowers party thereto, pursuant to the Stock Purchase Agreement, dated as of September 16, 1999, by and among Racquetball and Fitness Clubs, Inc., a Texas corporation, The Spectrum Club Company, Inc., a California corporation, Canoga/Agoura Spectrum Club, Inc., a California corporation, Spectrum Club Anaheim, a California corporation, El Segundo-TDC, Ltd., a California limited partnership, TVE, Inc., a California corporation, and The Sports Club Company, Inc., a Delaware corporation (the "Stock Purchase Agreement"), of the Assets (but not of the Excluded Assets), in each case as defined in the Asset Purchase Agreement. Notwithstanding the generality of the foregoing sentence, the consent of the Agent and the Bank set forth therein do not extend to any asset that is located at The Sports Club/Irvine or The Sports Club/Las Vegas (or is reasonably related to the operation of one or more of such facilities, but is not also reasonably related to the operation of any other facility).

Amendments to Loan Agreement. Effective as of the Effective Date, the Loan Agreement is hereby amended in the following respects:

Reduction of Loan Commitment.

The definition of "Commitment" in Section 1.1 of the Loan Agreement is hereby amended to read in full as follows:

                "`Commitment' means, collectively, the lending commitment hereunder of the Banks, as such commitment may be reduced or offset under this Agreement. The percentage obligations of each Bank with respect to the Commitment are as follows:

                  Bank                                 Amount               Percentage
                  ----                                 ------               ----------
         Comerica Bank - California                  $15,000,000                100%"

Section 2.1(a) of the Loan Agreement is hereby amended to read in full as follows:

                "(a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time prior to the Maturity Date, each Bank shall, pro rata according to that Bank's percentage of the then Commitment, make Loans to Borrowers in such amounts as Borrowers may request that do not exceed in the aggregate at any one time outstanding the amount of the Commitment; provided that, Banks shall not be obligated to make a Loan if, after giving effect to such Loan, the Total Outstanding would exceed $15,000,000. Except as may otherwise be payable on an earlier date as provided in Section 3.1, all Obligations of Borrowers hereunder shall be due and payable on the Maturity Date. Subject to the limitations set forth herein and in Section 3.1(e), Borrowers may borrow, repay and reborrow under the Commitment without premium or penalty."

Section 2.6(a) of the Loan Agreement is hereby amended to read in full as follows:

                "(a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Banking Day immediately preceding May 31, 2001 or other applicable Maturity Date, the Issuing Bank shall issue such Standby Letters of Credit as a Responsible Official of a Borrower on behalf of Borrowers may request by a Request for Standby Letter of Credit; provided that, upon giving effect to such Standby Letter of Credit, (i) Total Outstanding shall not exceed $15,000,000 and (ii) Outstanding Standby Letters of Credit shall not exceed the Maximum Standby Letter of Credit Amount. Unless the Requisite Banks otherwise consent in writing, the term of any Standby Letter of Credit shall not exceed the Maturity Date. If on the Maturity Date, there exist any Outstanding Standby Letters of Credit, Borrowers shall provide to Agent a standby letter of credit issued by a bank satisfactory to the Requisite Banks, in form and substance satisfactory to the Requisite Banks, in favor of Banks in a face amount equal to the Outstanding Standby Letters of Credit on that date, or shall make other provisions satisfactory to the Requisite Banks for the collateralization or settlement of such Outstanding Standby Letters of Credit. No Standby Letter of Credit shall be issued except in the ordinary course of business of Borrowers or their Subsidiaries. Unless otherwise agreed to by the Requisite Banks, the face amount of any Standby Letter of Credit shall not be less than $250,000."

Section 2.6(e) of the Loan Agreement is hereby amended to read in full as follows:

                "(e) At all times prior to the Maturity Date, if Borrowers fail to make any payment required by Section 2.6(d), Agent may, but is not required to, without notice to or the consent of Borrowers, make Loans under the Commitment in an aggregate amount equal to the amount paid by the Issuing Bank on the relevant Standby Letter of Credit, whether or not the same would cause the Commitment to exceed $15,000,000, and, for this purpose, the conditions precedent set forth in Article 8 and the amount limitations set forth in Section 2.1(d) shall not apply. The proceeds of such Loans shall be retained by the Issuing Bank to reimburse it for the payment made by it under the Standby Letter of Credit."


Irvine Environmental Resolution.

The definition of "Irvine Environmental Resolution" in Section 1.1 of the Loan Agreement is deleted in its entirety.

The words "; and" in the final line of Section 8.2(g) of the Loan Agreement are replaced with "." and Section 8.2(h) is deleted in its entirety.

Section 8.4 of the Loan Agreement is deleted in its entirety.

Amendments to Certain Financial Covenants.

The definition of "Debt Service Coverage Ratio" in Section 1.1 of the Loan Agreement is amended to read in full as follows:

        "`Debt Service Coverage Ratio' means, with respect to each applicable fiscal period, the ratio of (i) EBITDA plus or minus, without double counting, all non-recurring items of income or expense, plus Start-Up Revenue for that fiscal period, to (ii) interest expense on all indebtedness, including capitalized interest, plus the current portion of long term debt of Borrowers for that fiscal period, minus interest income for that fiscal period, determined in accordance with generally accepted accounting principles, consistently applied. The Debt Service Coverage Ratio shall be determined as of the end of each fiscal quarter of the Borrowers and their Subsidiaries, computed on a rolling four quarter basis."

The following new definition is hereby added to Section 1.1 of the Loan Agreement in proper alphabetical order:

        "`Start-Up Revenue' means, for any fiscal period, for Borrowers, their Subsidiaries, and Sports Connection-ES/MB, to the extent of Borrowers' interest therein, all revenues received in respect of a New Club Development prior to the opening of the related new Club and treated as a deferred liability in accordance of generally accepted accounting principles, consistently applied."

                (a) Section 6.8 of the Loan Agreement is amended by deleting the number "$20,200,000" in the ninth line thereof and substituting therefor the number "$24,500,000."

                (b) Section 6.12 of the Loan Agreement is amended by adding the words "beginning in the fiscal year commencing January 1, 2000" after the words "in any fiscal year" in the third line thereof and by deleting the words "five percent (5%)" in the third line thereof and substituting therefor the words "six percent (6%)".

Section 6.15 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

                "6.15 Debt Service Coverage Ratio. For Borrowers and their Subsidiaries, permit the Debt Service Coverage Ratio to be less than (a) 1.35:1.00 for any fiscal quarter to and including the fiscal quarter ending September 30, 2000; and (b) 1.75:1.00 for any fiscal quarter ending thereafter, with such ratio to be calculated at the end of each such fiscal quarter, on a rolling four quarter basis."

Release of Canoga Agoura Spectrum Club, Inc. as Collateral.

The following definitions in Section 1.1 of the Loan Agreement are hereby amended to read in full as follows:

                "`Deeds of Trust' means, collectively, the Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases) executed by each of Irvine Sports Club, Inc. and Green Valley Spectrum Club, Inc. in favor of Agent for the ratable benefit of Banks, in the forms of those attached hereto as Exhibits B-1 and B-3, as the same may from time to time hereafter be supplemented, modified, amended, restated or extended."

                "`Security Agreements (All Assets)' means, collectively, the Security Agreement (All Assets) executed by each of Irvine Sports Club, Inc. and Green Valley Spectrum Club, Inc. in favor of Agent, for the ratable benefit of Banks, in the forms of those attached hereto as Exhibits H-1 and H-3, as the same may from time to time hereafter be supplemented, modified, amended, restated or extended."

The definitions of "The Spectrum Club/Agoura Hills" and "The Spectrum Club/Canoga Park" in Section 1.1 of the Loan Agreement are deleted in their entirety.

Sections 4.5(b), 5.11, 6.16, 6.20 and 11.11 are amended to delete any and all occurrences of the terms "Canoga Agoura Spectrum Club, Inc.," "The Spectrum Club/Agoura Hills" and "The Spectrum Club/Canoga Park."

Exhibits B-2: Form of Deed of Trust (Canoga Agoura) and H-2: Form of Security Agreement (All Assets) (Canoga Agoura) are deleted in their entirety.

Establishment of Accounts. Section 5.11 of the Loan Agreement is amended by deleting the words "ninety (90) days following the execution of this Agreement" in the first and second lines thereof and substituting therefor the words "December 31, 1999."

General Amendment. Effective as of the Effective Date, the Loan Agreement and all other Loan Documents are hereby amended to the further extent required to give effect to the terms and conditions of the amendments to the Loan Agreement effected pursuant to Section 3 above. In furtherance of the foregoing, the legal descriptions of Property 1 and Property 2 are deleted as of the Effective Date from Exhibit "A" to the Environmental Indemnity.

Full Force and Effect. Effective as of the Effective Date, each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained in any such documents shall be deemed to be references to the Loan Agreement, as amended by this Amendment. Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

Conditions Precedent. The satisfaction of the following shall be conditions precedent for the benefit of the Agent and the Bank to the effectiveness of this
Amendment:

                1.2 Sale of Agoura Hills and Canoga Park Spectrum Clubs. The sale of The Spectrum Clubs/Agoura Hills and The Spectrum Club/Canoga Park to Racquetball and Fitness Clubs, Inc. pursuant to the Stock Purchase Agreement shall have been consummated.

                1.3 Restructuring Fee. The Borrowers shall have paid to the Agent a restructuring fee in the amount of Ten Thousand Dollars ($10,000).

Schedules 4.4, 4.10 and 4.17. The Borrower shall have delivered to the Agent a revised version of Schedules 4.4, 4.10 and 4.17 to the Loan Agreement, updated to the Effective Date.

Amended and Restated Revolving Loan Note. The Agent shall have received an Amended and Restated Revolving Loan Note in the form of Exhibit "A" to this Amendment duly executed by each of the Borrowers.

Reaffirmation of Intercreditor Agreement. The Agent shall have received a Reaffirmation of Intercreditor Agreement in the form of Exhibit "B" to this Amendment duly executed by each of the parties to the same.

Solvency Certificates. The Agent shall have received Solvency Certificates in the form of Exhibit "C" to this Amendment executed by the chief financial officers of Irvine Sports Club, Inc. and Green Valley Spectrum Club, Inc.

Amended and Restated Contribution Agreement. The Agent shall have received an Amended and Restated Contribution Agreement in the form of Exhibit "D" to this Amendment duly executed by the chief financial officers of Irvine Sports Club, Inc. and Green Valley Spectrum Club, Inc.

                1.4 Corporate Documents. The Agent shall have received (a) a certificate of an officer of each Borrower to the effect that such Borrower is in compliance in all material respects with all material requirements of applicable law; (b) a certificate of the chief financial officer of each Borrower stating that, after giving effect to the modifications to the Loan Agreement effected herein, as of the Effective Date no Default or Event of Default shall have occurred and be continuing on the Effective Date; and (c) such additional approvals, documents and other information, in form and substance satisfactory to the Agent, as the Agent may reasonably request.

Bank Expenses. All legal fees, costs and other expenses which the Agent and the Bank have incurred in connection with this Amendment as of the Effective Date but which have not previously been reimbursed by the Borrowers shall have been so reimbursed by the Borrowers.

Waiver of Debt Service Coverage Ratio Default. Effective as of the Effective Date, the Agent and the Bank hereby waive the requirement that the Borrowers comply with Section 6.15(a) of the Loan Agreement with respect to the fiscal quarter ended September 30, 1999. This waiver is strictly limited as provided above and shall not extend to any fiscal quarter other than that ended September 30, 1999 or to any other matter or transaction, other than the express waiver reflected in the immediately preceding sentence. Except for the matter waived in that sentence or as otherwise amended by this Amendment, all terms and conditions set forth in the Loan Agreement and the other Loan Documents are unchanged and remain in full force and effect. Each of the Agent and the Bank reserve all of its powers, rights, remedies, claims, causes of action, defenses and privileges under or in respect of the Loan Agreement and the other Loan Documents. Each of the Borrowers acknowledges that neither the consent reflected in this Section 7 nor the Agent's or the Bank's present awareness of the existence of any Default or Event of Default: (a) imposes any obligation on the Agent or any Bank to defer the enforcement of its powers, rights, remedies, claims, causes of action, defenses or privileges under the Loan Agreement or any of the Loan Documents, such enforcement action to be taken in the sole discretion of the Agent and/or the Banks, as the case may be, when it or they determine that is appropriate to do so; or (b) shall affect or diminish any Borrower's obligation to comply with any other term or provision of the Loan Agreement or any of the Loan Documents.

         2. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Bank that each representation and warranty made by it in Article IV of the Loan Agreement and each representation and warranty made by it in each other Loan Document is true and correct on and as of the Effective Date as though made as of the Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.



        [Remainder of page intentionally left blank; signatures follow]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

THE SPORTS CLUB COMPANY, INC.               THE SPECTRUM CLUB COMPANY,
A Delaware corporation                      INC., a California corporation


By: /s/ Timothy O'Brien                     By: /s/ Timothy O'Brien
    --------------------------------------      --------------------------------
    Timothy O'Brien                             Timothy O'Brien
    Its:     Chief Financial Officer            Its:     Chief Financial Officer

PONTIUS REALTY, INC.                             LA/IRVINE SPORTS CLUBS, LTD.
a California corporation                         a California limited partnership

                                                 By: Sports Club, Inc. of California, general partner
By:  /s/ Timothy O'Brien
     --------------------------------------
     Timothy O'Brien
     Its:     Chief Financial Officer            By: /s/ Timothy O'Brien
                                                     ----------------------------------------
                                                     Timothy O'Brien
                                                     Its:     Chief Financial Officer

SPORTS CLUB, NC. OF CALIFORNIA,                  TALLA NEW YORK, INC.,
A California corporation                         a New York corporation


By:  /s/ Timothy O'Brien                         By: /s/ Timothy O'Brien
     --------------------------------------          ----------------------------------------
     Timothy O'Brien                                 Timothy O'Brien
     Its:     Chief Financial Officer                Its:     Chief Financial Officer


TVE, INC.,                                       SPECTRUM CLUB ANAHEIM,
a California corporation                         a California Corporation


By:  /s/ Timothy O'Brien                         By: /s/ Timothy O'Brien
     --------------------------------------          ----------------------------------------
     Timothy O'Brien                                 Timothy O'Brien
     Its:     Chief Financial Officer                Its:     Chief Financial Officer


IRVINE SPORTS CLUB, INC.,                        GREEN VALLEY SPECTRUM CLUB,
a California corporation                         INC., a Nevada corporation


By:  /s/ Timothy O'Brien                         By: /s/ Timothy O'Brien
     --------------------------------------          ----------------------------------------
     Timothy O'Brien                                 Timothy O'Brien
     Its:     Chief Financial Officer                Its:     Chief Financial Officer


THE SPORTSMED COMPANY, INC.
a California corporation


By:  /s/ Timothy O'Brien
     --------------------------------------
     Timothy O'Brien
     Its:     Chief Financial Officer

CANOGA AGOURA SPECTRUM CLUB,
INC., a California corporation


By: /s/ Timothy O'Brien
    ---------------------------------------
    Timothy O'Brien
    Its:     Chief Financial Officer


SCC SPORTS CLUB, INC.,
a Texas corporation


By:       /s/ Timothy O'Brien
    ---------------------------------------
          Timothy O'Brien
          Its:     Chief Financial Officer


SPECTRUM LIQUIDATING CORPORATION,
a California corporation,


By:       /s/ Timothy O'Brien
    ---------------------------------------
          Timothy O'Brien
          Its:     Chief Financial Officer


HFA SERVICES, INC.
a California corporation,


By:       /s/ Timothy O'Brien
    ---------------------------------------
          Timothy O'Brien
          Its:     Chief Financial Officer


NY SPORTS CLUB, INC.
a Delaware corporation


By:       /s/ Timothy O'Brien
    ---------------------------------------
          Timothy O'Brien
          Its:     Chief Financial Officer

SF SPORTS CLUB, INC.,
a Delaware corporation


By: /s/ Timothy O'Brien
    ---------------------------------------
    Timothy O'Brien
    Its:     Chief Financial Officer


WASHINGTON D.C. SPORTS CLUB, INC.,
a Delaware corporation,


By: /s/ Timothy O'Brien
    ---------------------------------------
    Timothy O'Brien
    Its:     Chief Financial Officer


AGENT:

COMERICA BANK-CALIFORNIA
a California banking corporation, as Agent


By: /s/ Joseph Yurosek
    ---------------------------------------
    Joseph Yurosek
    Vice President


COMERICA BANK-CALIFORNIA,
a California banking corporation


By: /s/ Joseph Yurosek
    ---------------------------------------
    Joseph Yurosek
    Vice President